SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                  --------------------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report  (Date of earliest event reported) May  26, 1995
                                                         -------------

                                OUTLOOK INCOME FUND 9,
                           A CALIFORNIA LIMITED PARTNERSHIP
                -----------------------------------------------------------
                (Exact name of registrant as specified in its charter)

           California                   0-15837                33-0202964
           ----------                -------------            -------------
        (State or other               (Commission             (IRS Employer
        jurisdiction of               File Number)            I.D. Number)
         incorporation)


          400 South El Camino Real, Ste. 1100, San Mateo, California 94402
          -----------------------------------------------------------------
          --           (Address of principal executive offices)

          Registrant's Telephone number,  including area  code: (415)  343-
          9300
                                                             -------------

               --------------------------------------------------------
            (Former name or former address, if changes since last report)


                      This form 8-K contains a total of 7 pages.
                                                     ----



                                No Exhibits Required.

          Item 2.  Disposition of Real Estate

          On May 26, 1995, Outlook Income Fund 9, A California Limited Partnership (the Registrant), completed a deed-in-lieu of foreclosure transfer to Glendale Federal Bank (the "Lender") of the Regency Residence property (the "Property"), an adult congregate living facility for retired persons, located at 6711 Embassy Boulevard in Port Richey, Florida. The Property experienced declines in occupancy due to market saturation and was unable to met debt service payments. The Registrant paid all net cash flow to the Lender until title passed.

          On the following pages is the pro forma financial information representing the Registrant's March 31, 1995 balance sheet and the statement of operations for the year ended December 31, 1994 and the three months ended March 31, 1995, adjusted to eliminate the balances and operating results of the Property which is no longer owned by the Registrant.

             OUTLOOK INCOME FUND 9,
        A CALIFORNIA LIMITED PARTNERSHIP

                 Balance Sheets
     (in thousands, except units outstanding)

                                                                      Pro Forma
                                            March 31,    Pro Forma    March 31,
                                              1995      Adjustments     1995
     Assets                                 --------     --------      -------
     ------
     Real estate investments, at cost:
       Land                                $  4,192                  $  4,192
       Building and improvements             25,576                    25,576
                                           ---------                 ---------
                                             29,768                    29,768
       Less accumulated depreciation         (8,729)                   (8,729)
                                           ---------                 ---------
         Net real estate investments         21,039                    21,039

     Property held pending foreclosure,
       net                                    3,550       (3,550)           -
     Cash and cash equivalents                  940         (140)         800
     Notes receivable                         2,000                     2,000
     Accounts receivable, net                   151                       151
     Prepaid expenses and other assets          328          (37)         291
     Deferred financing costs and
       other fees, net                          792          (21)         771
                                           ---------    ---------    ---------
         Total assets                      $ 28,800      $(3,748)    $ 25,052
                                           =========    =========    =========


























                                    - continued -

             OUTLOOK INCOME FUND 9,
        A CALIFORNIA LIMITED PARTNERSHIP

           Balance Sheets - continued
     (in thousands, except units outstanding)

                                                                     Pro Forma
                                            March 31,   Pro Forma     March 31,
                                              1995     Adjustments      1995
                                          ----------    ---------   ----------
     Liabilities and Partners'
     Equity (Deficit)
     -------------------------
     Notes payable - secured               $ 18,458       (3,539)    $ 14,919
     Participating notes:
       Notes issued                           5,229                     5,229
       Accrued interest, thereon              4,739                     4,739
       Less: Notes held in trust             (2,733)                   (2,733)
             Accrued interest, thereon       (2,381)                   (2,381)
                                           ---------    ---------    ---------
         Net due to outside holders           4,854       (3,539)       4,854

     Accrued interest payable                   762          (76)         686
     Accounts payable                           154          (33)         121
     Accrued expenses                           375         (182)         193
     Payable to affiliate                       312                       312
     Deferred income and security deposits       71                        71
                                           ---------    ---------    ---------
         Total liabilities                   24,986       (3,830)      21,156

     Partners' equity (deficit):
       General Partner                         (389)           1         (388)
       Limited Partners, 35,742,572
         Equity Units outstanding             4,203           81        4,284
                                           ---------    ---------    ---------
         Total partners' equity               3,814           82        3,896
                                           ---------    ---------    ---------
         Total liabilities and
           partners' equity                $ 28,800       (3,748)    $ 25,052
                                           =========    =========    =========

             OUTLOOK INCOME FUND 9,
        A CALIFORNIA LIMITED PARTNERSHIP

             Statement of Operations
     (in thousands, except units outstanding)

                                                 For the Three Months Ended
                                                    -------------------
                                                                      Pro Forma
                                            March 31,    Pro Forma    March 31,
                                              1995      Adjustments     1995
                                           ---------    ---------    ---------
     Revenues:
       Rental                              $  2,535         (367)       2,168
       Interest and other                       130                       130
                                           --------     --------     --------
         Total revenues                       2,665         (367)       2,298
                                           ========     ========     ========
     Expenses:
       Operating                              1,592         (319)       1,273
       General and administrative               138                       138
       Depreciation and amortization            464          (51)         413
       Interest                                 744          (79)         665
                                           --------     --------     --------
         Total expenses                       2,938         (449)       2,489
                                           --------     --------     --------
     Income (loss) before extraordinary
       items                                   (273)          82         (191)

     Extraordinary items:
       Gain on sale of asset                    155                       155
       Gain from Participating Notes
         purchased                            1,908                     1,908
                                           --------     --------     --------
       Total extraordinary items              2,063            -        2,063

     Net income                            $  1,790           82        1,872
                                           ========     ========     ========
     Net income per Equity Unit
       "Current Unit"                      $   0.05         0.00         0.05
                                           ========     ========     ========

             OUTLOOK INCOME FUND 9,
        A CALIFORNIA LIMITED PARTNERSHIP

             Statement of Operations
     (in thousands, except units outstanding)

                                                     For the Year Ended
                                                    -------------------
                                                                      Pro Forma
                                          December 31,   Pro Forma  December 31,
                                              1994      Adjustments     1994
                                           ---------    ---------    ---------
     Revenues:
       Rental                               $  9,824    $ (1,523)     $  8,301
       Interest and other                        494                       494
                                            --------    --------      --------
         Total revenues                       10,318      (1,523)        8,795
                                            ========    ========      ========
     Expenses:
       Operating                               6,585      (1,366)        5,219
       General and administrative                571                       571
       Depreciation and amortization           1,881        (197)        1,684
       Provision to reduce carrying value
         of real estate to estimated
         realizable value                        836        (836)            -
       Interest                                3,081        (319)        2,762
                                            --------    --------      --------
     Total expenses                           12,954      (2,718)       10,236
                                            --------    --------      --------

     Other expenses:
       Loss on sale                            (257)           -         (257)
                                           --------     --------     --------
         Total other expenses                  (257)           -         (257)

     Net income (loss)                     $ (2,893)       1,195       (1,698)
                                           ========     ========     ========
     Net income (loss) per Equity Unit
       "Current Unit"                      $  (0.08)        0.03        (0.05)
                                           ========     ========     ========

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        OUTLOOK INCOME FUND 9,
                                        A CALIFORNIA LIMITED PARTNERSHIP


                                        By: Glenborough Realty Corporation,
                                            a California corporation
                                            Managing General Partner





          Date: June 19, 1995           By: /s/ Andrew Batinovich
                                            -------------------------------
                                            Andrew Batinovich
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Director